UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 17, 2023

RELIANCE STEEL & ALUMINUM CO.

(Exact name of registrant as specified in its charter)

Delaware	001-13122	95-1142616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

16100 N. 71st Street, Suite 400

Scottsdale, AZ 85254

(Address of principal executive offices)

(480) 564-5700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	RS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	On May 17, 2023, Reliance Steel & Aluminum Co. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) via live webcast. At the Annual Meeting, 52,890,411 shares were represented in person or by proxy, or 89.89% of the total shares outstanding as of the record date for the Annual Meeting.

(b)	The Company’s stockholders voted on the matters set forth below:

(1)	Each of the nominees for election to the Company’s Board of Directors (the “Board”) were elected to hold office until the Company’s next Annual Meeting, based upon the following votes:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Lisa L. Baldwin	48,461,600	698,839	24,794	3,705,178

Karen W. Colonias	48,761,500	393,824	29,909	3,705,178

Frank J. Dellaquila	48,952,467	204,409	28,357	3,705,178

James D. Hoffman	48,590,892	569,269	25,072	3,705,178

Mark V. Kaminski	47,345,968	1,813,993	25,272	3,705,178

Karla R. Lewis	48,828,623	334,642	21,968	3,705,178

Robert A. McEvoy	48,331,674	825,682	27,877	3,705,178

David W. Seeger	48,352,256	805,169	27,808	3,705,178

Douglas W. Stotlar	47,547,545	1,609,760	27,928	3,705,178

(2)	The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

The vote was 48,227,575 for; 915,399 against; and 42,259 abstentions.  There were 3,705,178 broker non-votes.

(3)	The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year was approved based upon the following votes:

The vote was 52,463,018 for; 395,818 against; and 31,575 abstentions.  There were no broker non-votes.

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(4)	The proposal on the advisory vote of the frequency of the advisory vote to approve the compensation of our named executive officers was approved for one year based upon the following votes:

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
45,038,989	13,638	2,443,643	1,688,963	3,705,178

(5)	The stockholder proposal on the adoption of a Board policy regarding separation of the roles of Chairman and Chief Executive Officer was not approved based upon the following votes:

The vote was 6,402,184 for; 41,995,519 against; and 787,530 abstentions. There were 3,705,178 broker non-votes.

(c)	Not applicable.

(d)	Based upon the results set forth in item (b) (4) above, and consistent with the Board's recommendation, the Board has determined that advisory votes on executive compensation will be submitted to stockholders on an annual basis until the next required vote on the frequency of such votes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.

Dated: May 18, 2023	By:	/s/ William A. Smith II
William A. Smith II
Senior Vice President, General Counsel and Corporate Secretary

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